Peter Sherry, Jr.	One American Road
Associate General Counsel and	P.O. Box 1899
Secretary	Dearborn, Michigan 48126

July 13, 2007
VIA EDGAR & HAND DELIVERY
Daniel F. Duchovny, Esq.
Special Counsel
Office of Mergers and Acquisitions
Division of Corporation Finance
United States Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-3561

Re:	Ford Motor Company
Ford Motor Company Capital Trust II
Schedule TO-I filed July 2, 2007
SEC File No. 005-30156
Dear Mr. Duchovny:
     The following is in response to the comments in your letter dated July 6, 2007 concerning the above-referenced filing. For your convenience, each comment is repeated verbatim with our response immediately following.
Schedule TO-I
1. Please include the disclosure under Items 3-5 and 8-9 in the offer document delivered to security holders.
We have included the disclosure under the items noted below in the updated Offering Circular dated July 13, 2007, filed as exhibit (a)(1)(A) to Amendment No. 1 to Schedule TO-I filed herewith, as follows:

ITEM	PLACEMENT IN OFFERING CIRCULAR
Item 3, “Identity and Background of Filing Person.”	Page 26, under the caption “Identity and Background of Ford and Affiliates.”

Item 5. “Past Contacts, Transactions, Negotiations and Agreements.”	Page 74, under the caption “Interest of Directors and Officers.”

Item 9. “Persons/Assets Retained, Employed, Compensated or Used.”	Page 75, under the caption “Fees and Expenses.”
With respect to Item 4. “Terms of the Transaction” and Item 8. “Interest in Securities of the Subject Company,” as discussed in your July 9, 2007 telephone conversation with Lou Ghilardi of my staff and Lisa Jacobs of Shearman & Sterling LLP, the disclosure responsive to those items concerning the ownership of Trust Preferred Securities by certain of our officers and directors was included in the initial Offering Circular on page 71 under the caption “Interests of Directors and Officers” and such disclosure is retained in the updated Offering Circular on page 74 under the same caption.
Offering Circular
Summary, page 1
2. It appears that certain financial information has been incorporated by reference to satisfy Item 10 of Schedule TO. Please revise your disclosure under the captions “Summary Consolidated Financial and Operating Data” (page 4) and “Selected Consolidated Financial and Operating Data” (page 25) to include the information required by Item 1010(c)(1) (with respect to the balance sheet), and (4)-(6) of Regulation M-A. Refer to Instruction 6 to Item 10 of Schedule TO.
With respect to the information responsive to Item 1010(c)(1), we do not provide classified consolidated balance sheets with our financial statements filed on Forms 10-K and Forms 10-Q as the current/noncurrent distinction is deemed to have little or no relevance to our financial services sector and to our consolidated financial statements. The parenthetical of Section 1-02(bb)(1)(i) of Regulation S-X referred to in Item 1010(c)(1) of Regulation M-A acknowledges that the current/noncurrent distinction may not be applicable to issuers that normally do not present classified balance sheets. For this reason, consistent with Item 6 of our Annual Reports on Form 10-K, we disclosed in the Offering Circular the following selected financial data: Total assets, Long-term debt (the major liability component affected by the conversion offer) and Stockholders’ equity.
With respect to the information responsive to Items 1010(c)(4), (5) and (6) of Regulation M-A, we have included in the updated Offering Circular:
•	on page 6, disclosure of our ratio of earnings to combined fixed charges and preferred stock dividends,

•	on pages 5 and 29, disclosure of our book value per share as of March 31, 2007, and

•	on pages 6 and 7, pro forma summary historical consolidated financial data disclosing the effects of the conversion offer.
The Conversion Offer
Conditions to the Conversion Offer, page 29
3. Refer to the conditions in the fourth bullet point and in the second subpart to the fifth bullet point in this section of the offer and to the last paragraph on page 29. Each condition appears to be subject to your determination based on your sole judgment. Please revise here and throughout your offer materials to include a reasonableness standard. The ability of the issuer to determine, in its sole discretion, whether a condition has occurred may render the offer illusory.
On pages 31, 32 and 33 of the updated Offering Circular, under the captions “Terms of the Conversion Offer,” “Conditions to the Conversion Offer,” and “Extension, Delay in Acceptance,

Amendment or Termination,” respectively, we have revised the relevant language to the effect that we will have the right to terminate the offer if in our reasonable judgment a condition has occurred.
Extension, Delay in Acceptance, page 30
4. The first sentence in the last paragraph on page 30 appears to indicate that you have the ability to terminate the offer at any time for any reason. Please note that this appears to render the offer illusory. Please revise.
Please see our response to comment 3.
Withdrawal of Tenders, page 32
5. Please revise to provide the withdrawal rights set forth in Rule 13e-4(f)(2)(ii).
On pages 20 and 35 of the updated Offering Circular, under the captions “Until when may I withdraw previously tendered Trust Preferred Securities?” and “Withdrawal of Tenders,” respectively, we have added disclosure to the effect that holders may withdraw any tendered Trust Preferred Securities that are not accepted by us for conversion by August 27, 2007, the 40th business day following commencement of the offer.
6. Please revise the language in the last paragraph of this section that states that your agent credit withdrawn securities “as soon as practical after the withdrawal” to state that your agent will credit such securities “promptly,” as required by Rule 13e-4(f)(5). Please make a similar revision, as necessary, throughout the offer document.
On page 36 of the updated Offering Circular, in the last paragraph under the caption “Withdrawal of Tenders,” we have made the requested change.
Subsequent Repurchases of Trust Preferred Securities, page 35
7. Please revise your disclosure to clarify that any repurchases of the subject securities will be made in compliance with Rule 13e-4(f)(6).
On page 38 of the updated Offering Circular, under the caption “Subsequent Repurchases of Trust Preferred Securities,” we have included the disclosure requested.
Where You Can Find More Information, page 72
8. We note that you attempt to incorporate by reference into the Offering Circular all filings under Sections 13(a), 14 and 15(d) of the Exchange Act filed while your offer is pending. However, Schedule TO does not expressly authorize such “forward incorporation by reference.” Rather, General Instruction F specifies how you may incorporate by reference in a Schedule TO.
On page 75 of the updated Offering Circular, under the caption “Where You Can Find More Information,” we have deleted the language that had indicated that subsequently filed documents under the Exchange Act would be automatically incorporated by reference into the Offering Circular.

     In connection with our response to your comments, we acknowledge that:
•	We are responsible for the adequacy and accuracy of the disclosure in our filing;

•	Staff comments, or changes to our disclosure in response to Staff comments, do not foreclose the Commission from taking any action with respect to the filing; and

•	We may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
     We appreciate your assistance in our compliance with applicable disclosure requirements and enhancing the overall disclosures in our filings. Should you have any questions or comments regarding our responses, please call me at (313) 323-2130, or Lou Ghilardi, Managing Counsel - Corporate, at (313) 323-0450.

Sincerely,

/s/ Peter Sherry, Jr.

Peter Sherry, Jr.
Associate General Counsel and Secretary